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                                                                 Exhibit 10.14

         AMENDMENT AND WAIVER TO AMENDED AND RESTATED LOAN AND SECURITY
                     AGREEMENT DATED MARCH 2, 1999 BETWEEN
               BROWN BROTHERS HARRIMAN & CO., AS AGENT FOR ITSELF
                 AND FLEET NATIONAL BANK F/K/A BANKBOSTON, N.A.
                                       AND
                             HARVARD APPARATUS, INC.


         This Amendment and Waiver to Amended and Restated Loan and Security Agreement (hereinafter, the "Amendment") is made as of the 31st day of December, 1999 by and between HARVARD APPARATUS, INC.,a Massachusetts corporation with its principal executive office at 84 October Hill Road, Holliston, Massachusetts (hereinafter, the Borrower") and BROWN BROTHERS HARRIMAN & CO. (the "Agent"), as agent for itself and FLEET NATIONAL BANK f/k/a BankBoston, N.A., (hereinafter, the "Lenders"), in consideration of the mutual covenants contained herein and the benefits to be derived herefrom. Unless otherwise specified herein, all capitalized terms shall have the same meaning as set forth in the Loan Agreement (as defined hereinbelow).

                              W I T N E S S E T H:

         WHEREAS, the Borrower executed and delivered to the Agent a certain Amended and Restated Loan and Security Agreement dated March 2, 1999 (hereinbefore and hereinafter, the "Loan Agreement") pursuant to which, among other things, the Lenders extended in favor of the Borrower a Revolving Credit in the original maximum principal amount of $3,750,000.00 and Term Notes in the aggregate original principal amount of $2,100,000.00; and

         WHEREAS, the Borrower has requested that the Lenders (i) amend Section 7-8 of the Loan Agreement, and (ii) provide a one-time waiver of the prepayment required pursuant to Section 2-2 of the Loan Agreement solely as it relates to the Borrower's 1999 year end consolidated, audited financial statement; and

         WHEREAS, the Lenders have indicated their willingness to do so, BUT ONLY on the terms and conditions contained in this Amendment; and

         WHEREAS, the Borrower has determined that this Amendment is in the Borrower's best interest.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. The Borrower hereby certifies to the Lenders that, to the best of the Borrower's knowledge and belief after due inquiry, the representations and warranties contained in the Loan Agreement, as modified by this Amendment, are true as of the date hereof and that

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no Event of Default under the Loan Agreement or any document executed in connection therewith has occurred and is continuing.

         2. The Borrower acknowledges and agrees that the Borrower has no offsets, defenses, claims or counterclaims against the Lenders with respect to the Loan Agreement, this Amendment or any other document, instrument or agreement executed and delivered by Borrower to any of the Lenders in connection therewith and, to the extent that the Borrower has any such offsets, defenses, claims or counterclaims, the Borrower hereby affirmatively WAIVES any such offsets, defenses, claims or counterclaims and specifically RELEASES the Lenders for any such liability on account thereof.

         3. Section 7-8 of the Loan Agreement is hereby amended by deleting same in its entirety and substituting the following therefor:

           "7-8. PROFITS. The Borrower's consolidated net income (exclusive of imputed interest on warrants) after taxes shall be no less than (a) $1,000,000.00 in fiscal year 1999, (b) $1,200,000.00 in fiscal year 2000, and
(c) $1,400,000.00 in fiscal year 2001, to be tested upon the earlier of (i) completion of the annual audited financial statements, or (ii) one hundred (100) days following the end of the Borrower's fiscal year."

         4. The Lenders hereby waive the requirement set forth in Section 2-2 of the Loan Agreement obligating the Borrower to make an additional payment to the Agent, for the benefit of the Lenders, in an amount equal to 50% of the Borrower's Excess Cash Flow for the year ending December 31, 1999, as reported in the Borrower's consolidated, audited financial statement delivered to the Agent. The waiver set forth herein is a one-time waiver relating SOLELY to the payment due in connection with the Borrower's year ending December 31, 1999 and shall not be deemed to constitute a waiver by the Agent or Lenders of their right to collect, or a limitation on the Borrower's obligation to make, any future amounts due pursuant to Section 2-2, or otherwise.

         5. This Amendment and all other documents, instruments or agreements executed in connection herewith incorporate all discussions and negotiations between the Borrower and the Lenders, either expressed or implied, concerning the matters included herein, any statute, custom, or usage to the contrary notwithstanding. No such discussions or negotiations shall limit, modify or otherwise affect the provisions hereof. No modification, amendment, or waiver of any provision of this Amendment or the Loan Agreement or any provision under any other agreement, document or instrument between the Borrower and the Lenders shall be effective unless executed in writing by the party to be charged with such modification, amendment or waiver, and if such party be a Lender, then by a duly authorized officer thereof.


                                      -2-

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         6. Except as specifically modified herein, the Loan Agreement shall remain in full force and effect as originally written and the Borrower hereby ratifies and confirms all terms and conditions contained therein and further ratifies and reaffirms all representations and warranties made therein as of the date hereof.

         7. This Amendment shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts and shall take effect as a sealed instrument.

         IN WITNESS WHEREOF, the parties have hereunto set their hands and seals as of the date first written above.

                                               HARVARD APPARATUS, INC.

                                        By: /s/ David Green
                                            -----------------------------

                                        Title: President
                                               --------------------------

ACKNOWLEDGED AND AGREED:

BROWN BROTHERS HARRIMAN & CO.,
as Agent and as a Lender

By: /s/ Timothy T. Telman
    --------------------------

Name: Timothy T. Telman
      ------------------------

Title: Vice President
       -----------------------

FLEET NATIONAL BANK f/k/a
BankBoston, N.A.,
as a Lender

By: /s/ Michael Brochetti
    --------------------------

Name: Michael Brochetti
      ------------------------

Title: Vice President
       -----------------------